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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): March 4, 1998
                                                           -------------

                          CENTRAL SPRINKLER CORPORATION
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


     Pennsylvania                   0-13940                    23-2328106
    ---------------            ----------------            -------------------
    (State or Other            (Commission File             (I.R.S. Employer
    Jurisdiction of                 Number)                Identification No.)
    Incorporation)




            451 North Cannon Avenue
            Lansdale, Pennsylvania                                  19446
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   (Address of Principal Executive Offices)                      (Zip Code)




       Registrant's telephone number, including area code: (215) 362-0700
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5. Other Events.

         As previously disclosed by the Registrant in its Annual Report on Form 10-K for the fiscal year ended October 31, 1997 (the "Form 10-K"), the U.S. Consumer Product Safety Commission (the "Commission") has been investigating problems regarding the Registrant's Omega sprinkler heads. The Registrant disclosed in the Form 10-K that the staff of the Commission had advised the Registrant that the staff would be recommending to the Commission that it take administrative action against the Registrant. On March 4, 1998, the Commission issued a press release advising the public that the staff of the Commission had filed, on March 4, 1998, an administrative complaint against the Registrant and one of its subsidiaries. On March 4, 1998, the Registrant issued a press release in response to the Commission's action. The Registrant hereby incorporates by reference the Commission's press release attached hereto as Exhibit 99.1 and the Registrant's press release attached hereto as Exhibit 99.2, each made a part hereof, into this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits


       Exhibit Number   Description
       --------------   -----------
            99.1        Press Release issued by U.S. Consumer Product Safety
                        Commission, dated March 4, 1998.
            99.2        Press Release issued by Registrant, dated March 4, 1998.








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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CENTRAL SPRINKLER CORPORATION
                                           (Registrant)


                                 By  /s/ Albert T. Sabol
                                     --------------------------------------
                                      Albert T. Sabol
                                      Executive Vice President, Finance and
                                      Chief Financial Officer


Dated:  March 6, 1998